SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 5, 2005
(November 29, 2005)

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01	Entry into a Material Definitive Agreement

The disclosure provided in item 2.03 below is hereby incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 29, 2005, Ambac Financial Group, Inc. (the “Registrant”) completed the public offering of $400 million aggregate principal amount of 5.95% Debentures due December 5, 2035 (the “Debentures”) pursuant to an Underwriting Agreement and Terms Agreement, each dated November 29, 2005, by and among the Registrant, and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce Fenner & Smith Incorporated as representatives of the several underwriters named therein. Each of the Underwriting Agreement and the Terms Agreement are attached to this Current Report on Form 8-K as Exhibits 1.01 and 1.02, respectively.

The Debentures were registered by means of a Registration Statement on Form S-3, (Registration No. 333-104758) (the “Registration Statement”), which was declared effective by the SEC on May 6, 2003. A prospectus supplement dated November 29, 2005 relating to the Debentures (the “Prospectus Supplement”) and supplementing the Prospectus dated May 6, 2003 (the “Prospectus”) was filed with the SEC on November 29, 2005.

The Debentures were issued as a separate series of senior debt securities under an Indenture, dated as of April 22, 2003 (the “Indenture”), between the Registrant and The Bank of New York, as successor trustee to JP Morgan Chase Bank N.A.

The Debentures were priced at 99.958% of their principal amount. The Debentures mature on December 5, 2035 and are subject to the terms and conditions set forth in the indenture. Interest on the Debentures is payable semiannually in arrears on June 5 and December 5 of each year, beginning on June 5, 2006. The Debentures will be our unsecured obligations and will rank equally with all of our other unsecured senior indebtedness. We may redeem the Debentures in whole or in part, at our option at any time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Debentures or (2) the sum of the present values of the remaining scheduled payments of principal and interest thereon (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus, in each case, accrued interest thereon to the date of redemption. We intend to use the net proceeds from the sale of the Debentures to prefund the redemption, subject to the then prevailing market conditions and our desire to have an amount of leverage appropriate to maintain our current ratings, of our outstanding 7% debentures due 2051 on or after October 17, 2006 and for general corporate purposes. A description of the terms of the Debentures are included under the caption “Description of the Debentures” in the Prospectus Supplement and under the caption “Description of Debt Securities” in the Prospectus, and such descriptions are incorporated in this Current Report by reference.

The foregoing summary is qualified in its entirety by reference to the text of the Indenture, a copy of which is filed as an exhibit and is incorporated herein by reference. The form of the Debentures is attached to this Current Report on Form 8-K as Exhibit 4.13.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Item
1.01	Underwriting Agreement dated November 29, 2005 among the Registrant, Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce Fenner & Smith Incorporated acting as representatives of the several underwriters.

1.02	Terms Agreement dated November 29, 2005 among the Registrant, Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce Fenner & Smith Incorporated acting as representatives of the several underwriters.

4.12	Indenture dated as of April 22, 2003 between Ambac Financial Group, Inc. and The Bank of New York as successor trustee to JP Morgan Chase Bank N. A. (Filed as Exhibit 4.1 to Ambac Financial Group, Inc.’s Registration Statement on Form S-3 (Reg. No. 333-104578) and incorporated herein by reference)

4.13	Form of 5.95% Debentures due December 5, 2035

99.11	Prospectus Supplement relating to the Debentures and supplementing the Prospectus dated May 6, 2003 (filed on December 1, 2005 pursuant to 424(b)5 under the Securities Act of 1933 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	December 5, 2005	By:	/s/ Sean T. Leonard
Sean T. Leonard
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
1.01	Underwriting Agreement dated November 29, 2005 among the Registrant, Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce Fenner & Smith Incorporated acting as representatives of the several underwriters.

1.02	Terms Agreement dated November 29, 2005 among the Registrant, Citigroup Global Markets Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce Fenner & Smith Incorporated acting as representatives of the several underwriters.

4.12	Indenture dated April 22, 2003 between the Registrant and The Bank of New York as successor trustee to JP Morgan Chase Bank N. A. (Filed as Exhibit 4.1 to the Registrant’s Registration Statement on Form S-3 (Reg. No. 333-104578) and incorporated herein by reference).

4.13	Form of 5.95% Debenture due December 5, 3035

99.11	Prospectus Supplement dated November 29, 2005 relating to the Debentures and supplementing the Prospectus dated May 6, 2003 (filed on December 1, 2005 pursuant to 424(b)5 under the Securities Act of 1933 and incorporated herein by reference